                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.3

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 15, 2003

I.  RECONCILIATION OF COLLECTION ACCOUNT:
    End of Period Collection Account Balance as of Prior Payment Date:                                                  405,915.83
    Available Funds:
         Contract Payments due and received in this period                                                            1,989,721.22
         Contract Payments due in prior period(s) and received in this period                                           102,014.29
         Contract Payments received in this period for next period                                                       79,651.65
         Sales, Use and Property Tax, Maintenance, Late Charges                                                          51,170.03
         Prepayment Amounts related to early termination in this period                                                       0.00
         Servicer Advance                                                                                               664,075.44
         Proceeds received from recoveries on previously Defaulted Contracts                                                  0.00
         Transfer from Reserve Account                                                                                   12,315.43
         Interest earned on Collection Account                                                                            3,064.20
         Interest earned on SPG Account                                                                                     524.48
         Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                          0.00
         Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
          contract < Predecessor contract)                                                                                    0.00
         Amounts paid under insurance policies                                                                                0.00
         Any other amounts                                                                                                    0.00

                                                                                                                     -------------
    Total Available Funds                                                                                             3,308,452.57
    Less: Amounts to be Retained in Collection Account                                                                  371,505.44
                                                                                                                     -------------
    AMOUNT TO BE DISTRIBUTED                                                                                          2,936,947.13
                                                                                                                     =============


    DISTRIBUTION OF FUNDS:
         1. To Trustee -  Fees                                                                                                0.00
         2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                  114,329.72
         3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

             a) Class A1 Principal and Interest                                                                               0.00
             a) Class A2 Principal (distributed after A1 Note matures) and Interest                                           0.00
             a) Class A3 Principal (distributed after A2 Note matures) and Interest                                           0.00
             a) Class A4 Principal (distributed after A3 Note matures) and Interest                                   2,413,331.22
             b) Class B Principal and Interest                                                                           41,191.83
             c) Class C Principal and Interest                                                                           82,617.66
             d) Class D Principal and Interest                                                                           55,765.41
             e) Class E Principal and Interest                                                                           72,595.28

         4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                      10,369.04
         5. To Issuer - Residual Principal and Interest and Reserve Account Distribution
             a) Residual Interest (Provided no Restricting or Amortization Event in effect)                               8,083.33
             b) Residual Principal (Provided no Restricting or Amortization Event in effect)                             63,899.67
             c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                        0.00
         6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                   54,758.71
         7. To Servicer, Servicing Fee and other Servicing Compensations                                                 20,005.26
                                                                                                                     -------------
    TOTAL FUNDS DISTRIBUTED                                                                                           2,936,947.13
                                                                                                                     =============

                                                                                                                     -------------
    End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds
     (if any)}                                                                                                          371,505.44
                                                                                                                     =============

II. RESERVE ACCOUNT

    Beginning Balance                                                                                                $2,702,437.25
         - Add Investment Earnings                                                                                        1,946.39
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                10,369.04
         - Less Distribution to Certificate Account                                                                      12,315.43
                                                                                                                     -------------
    End of period balance                                                                                            $2,702,437.25
                                                                                                                     =============
    Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
    (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                        $2,702,437.25
                                                                                                                     =============


                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 15, 2003

III.CLASS A NOTE PRINCIPAL BALANCE
    Beginning Principal Balance of the Class A Notes
             Pool A                                                                              39,098,049.26
             Pool B                                                                               7,859,936.86
                                                                                                 -------------
    Class A Overdue Interest, if any                                                                      0.00        46,957,986.12
    Class A Monthly Interest - Pool A                                                               235,239.93
    Class A Monthly Interest - Pool B                                                                47,290.62
    Class A Overdue Principal, if any                                                                12,784.31
    Class A Monthly Principal - Pool A                                                            1,658,437.73
    Class A Monthly Principal - Pool B                                                              472,362.94
    Excess (Shortfall) cash to Principal
    Reserve Account Distribution                                                                          0.00
    Cash Shortfall due to Residual funds erroneously received in August                             (12,784.31)
                                                                                                                       2,130,800.67
                                                                                                 -------------
    Ending Principal B Pool A                                                                    37,441,466.50
             Pool B                                                                               7,385,718.95
                                                                                                 -------------        -------------
                                                                                                                      44,827,185.45
                                                                                                                      =============


----------------------------------------------------------------------------------------------------
Interest Paid Per $1,000              Principal Paid Per $1,000                     Ending Principal
Original Face $237,814,000            Original Face $237,814,000                    Balance Factor
      $ 1.188032                             $ 9.013704                               18.849683%
----------------------------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE


    Beginning Principal Balance of the Class A Notes
             Class A1                                                                                     0.00
             Class A2                                                                                     0.00
             Class A3                                                                                     0.00
             Class A4                                                                            46,957,986.12

                                                                                                 -------------

    Class A Monthly Interest                                                                                          46,957,986.12
             Class A1 (Actual Number Days/360)                                                            0.00
             Class A2                                                                                     0.00
             Class A3                                                                                     0.00
             Class A4                                                                               282,530.55

                                                                                                 --------------

    Class A Monthly Principal
             Class A1                                                                                     0.00
             Class A2                                                                                     0.00
             Class A3                                                                                     0.00
             Class A4                                                                             2,130,800.67

                                                                                                 --------------
                                                                                                                       2,130,800.67
    Ending Principal Balance of the Class A Notes
             Class A1                                                                                     0.00
             Class A2                                                                                     0.00
             Class A3                                                                                     0.00
             Class A4                                                                            44,827,185.45

                                                                                                 --------------       -------------
                                                                                                                      44,827,185.45
                                                                                                                      =============
Class A4

----------------------------------------------------------------------------------------------------
Interest Paid Per $1,000              Principal Paid Per $1,000                     Ending Principal
Original Face $99,051,000             Original Face $99,051,000                     Balance Factor
      $ 2.852375                              $ 21.512157                             45.256671%
----------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 15, 2003

V.  CLASS B NOTE PRINCIPAL BALANCE

    Beginning Principal Balance of the Class B Notes
             Pool A                                                                                 666,719.18
             Pool B                                                                                 134,053.33
                                                                                                    ----------
                                                                                                                         800,772.51

    Class B Overdue Interest, if any                                                                      0.00
    Class B Monthly Interest - Pool A                                                                 4,055.88
    Class B Monthly Interest - Pool B                                                                   815.49
    Class B Overdue Principal, if any                                                                   217.92
    Class B Monthly Principal - Pool A                                                               28,268.82
    Class B Monthly Principal - Pool B                                                                8,051.64
    Cash Shortfall due to Residual funds erroneously received in August                                (217.92)           36,320.46
                                                                                                    ----------
    Ending Principal Balance of the Class B Notes
             Pool A                                                                                 638,450.36
             Pool B                                                                                 126,001.69
                                                                                                    ----------         ------------
                                                                                                                         764,452.05
                                                                                                                       ============

----------------------------------------------------------------------------------------------------
    Interest Paid Per $1,000          Principal Paid Per $1,000               Ending Principal
    Original Face $4,054,000          Original Face $4,054,000                 Balance Factor
          $ 1.201621                        $ 8.959166                           18.856735%
----------------------------------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE
    Beginning Principal Balance of the Class C Notes
             Pool A                                                                                1,332,657.29
             Pool B                                                                                  267,887.71
                                                                                                   ------------
                                                                                                                       1,600,545.00

    Class C Overdue Interest, if any                                                                       0.00
    Class C Monthly Interest - Pool A                                                                  8,306.90
    Class C Monthly Interest - Pool B                                                                  1,669.83
    Class C Overdue Principal, if any                                                                    435.83
    Class C Monthly Principal - Pool A                                                                56,537.65
    Class C Monthly Principal - Pool B                                                                16,103.28
    Cash Shortfall due to Residual funds erroneously received in August                                 (435.83)          72,640.93
                                                                                                   -------------
    Ending Principal Balance of the Class C Notes
             Pool A                                                                                1,276,119.64
             Pool B                                                                                  251,784.43
                                                                                                   ------------       -------------
                                                                                                                       1,527,904.07
                                                                                                                      =============

----------------------------------------------------------------------------------------------------
    Interest Paid Per $1,000          Principal Paid Per $1,000               Ending Principal
    Original Face $8,107,000          Original Face $8,107,000                 Balance Factor
          $ 1.230632                       $ 8.960273                            18.846726%
----------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 15, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class D Notes
             Pool A                                                                                  888,698.51
             Pool B                                                                                  178,664.83
                                                                                                     ----------
                                                                                                                       1,067,363.34

     Class D Overdue Interest, if any                                                                      0.00
     Class D Monthly Interest - Pool A                                                                 6,109.80
     Class D Monthly Interest - Pool B                                                                 1,228.32
     Class D Overdue Principal, if any                                                                   290.55
     Class D Monthly Principal - Pool A                                                               37,691.76
     Class D Monthly Principal - Pool B                                                               10,735.53
     Cash Shortfall due to Residual funds erroneously received in August                                (290.55)          48,427.29
                                                                                                     ----------
     Ending Principal Balance of the Class D Notes
             Pool A                                                                                  851,006.75
             Pool B                                                                                  167,929.30
                                                                                                     ----------       -------------
                                                                                                                       1,018,936.05
                                                                                                                      =============

----------------------------------------------------------------------------------------------------
     Interest Paid Per $1,000          Principal Paid Per $1,000               Ending Principal
     Original Face $5,405,000          Original Face $5,405,000                 Balance Factor
           $ 1.357654                        $ 8.959721                           18.851731%
----------------------------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE
      Beginning Principal Balance of the Class E Notes
             Pool A                                                                                1,110,677.96
             Pool B                                                                                  223,276.23
                                                                                                   ------------
                                                                                                                       1,333,954.19

      Class E Overdue Interest, if any                                                                     0.00
      Class E Monthly Interest - Pool A                                                               10,042.38
      Class E Monthly Interest - Pool B                                                                2,018.79
      Class E Overdue Principal, if any                                                                  363.19
      Class E Monthly Principal - Pool A                                                              47,114.71
      Class E Monthly Principal - Pool B                                                              13,419.40
      Cash Shortfall due to Residual funds erroneously received in August                               (363.19)          60,534.11
                                                                                                   ------------
      Ending Principal Balance of the Class E Notes
             Pool A                                                                                1,063,563.25
             Pool B                                                                                  209,856.83
                                                                                                   ------------        ------------
                                                                                                                       1,273,420.08
                                                                                                                       ============

----------------------------------------------------------------------------------------------------
      Interest Paid Per $1,000          Principal Paid Per $1,000               Ending Principal
      Original Face $6,756,000          Original Face $6,756,000                 Balance Factor
             $ 1.785253                        $ 8.960052                          18.848728%
----------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 15, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

    Beginning Residual Principal Balance
             Pool A                                                                                1,333,223.29
             Pool B                                                                                  268,046.41
                                                                                                   ------------
                                                                                                                       1,601,269.70

    Residual Interest - Pool A                                                                         8,083.33
    Residual Interest - Pool B                                                                             0.00
    Residual Principal - Pool A                                                                       56,600.89
    Residual Principal - Pool B                                                                       16,475.85
                                                                                                   -------------
                                                                                                                          73,076.74
    Ending Residual Principal Balance
             Pool A                                                                                1,276,622.40
             Pool B                                                                                  251,570.56
                                                                                                   ------------        ------------
                                                                                                                       1,528,192.96
                                                                                                                       ============


X.  PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                                 20,005.26
         - Servicer Advances reimbursement                                                                               114,329.72
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                54,758.71
                                                                                                                       ------------
        Total amounts due to Servicer                                                                                    189,093.69
                                                                                                                       ============

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 15, 2003


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
            Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
               beginning of the related Collection Period                                                             44,430,025.43

            Aggregate Discounted Contract Balance of Additional Contracts acquired during
               Collection Period                                                                                               0.00

            Decline in Aggregate Discounted Contract Balance                                                           1,886,696.25

            Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          -------------
               ending of the related Collection Period                                                                42,543,329.18
                                                                                                                      =============

            Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments and Servicer Advances                          1,884,588.33

             - Principal portion of Prepayment Amounts                                                       0.00

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                               2,107.92

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                        0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                 0.00

                                                                                                    -------------
                                       Total Decline in Aggregate Discounted Contract Balance        1,886,696.25
                                                                                                    =============


POOL B
            Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
               beginning of the related Collection Period                                                              8,931,865.34

            Aggregate Discounted Contract Balance of Additional Contracts acquired during
               Collection Period                                                                                               0.00

            Decline in Aggregate Discounted Contract Balance                                                             549,195.77

            Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          -------------
               ending of the related Collection Period                                                                 8,382,669.57
                                                                                                                      =============

            Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments and Servicer Advances                            536,776.07

             - Principal portion of Prepayment Amounts                                                       0.00

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                              12,419.70

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                        0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                 0.00

                                                                                                    -------------
                                       Total Decline in Aggregate Discounted Contract Balance          549,195.77
                                                                                                    =============

                                                                                                                      -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     50,925,998.75
                                                                                                                      =============

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 15, 2003

XII.   CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

    POOL A
                              Discounted                           Discounted
    Lease #                   Present Value          Lease #       Present Value
    -------                   -------------          ---------     -------------
    #*9900321-401 (08/03)         2,363.82                               $0.00


                                                     ---------
                                            Totals:  $2,363.82


    POOL B
                              Discounted                           Discounted
    Lease #                   Present Value          Lease #       Present Value
    -------------             -------------          ----------    -------------
    #863-507 (08/03)             13,927.42                               $0.00


                                                     ----------
                                             Totals: $13,927.42


        a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS      $16,291.24
        b) ADCB AT CLOSING DATE                                     270,243,724.70
        c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                      0.01%


        * ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS, ** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS
           A NONRECOVERABLE ADVANCE
        #  NONRECOVERABLE

                          DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 15, 2003


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        Pool A

                                                                                                   Predecessor
                                                      Discounted               Predecessor         Discounted
        Lease #       Lessee Name                     Present Value            Lease #             Present Value
        -------       -------------                 ---------------            -----------        ----------------

        3024 003                                     1,289,111.68              1667-003                1,466,069.44
                      CASH                             176,955.76
        1743 004                                     1,539,883.34              2425-001                1,890,612.33
        3221-001                                     1,496,892.51              2427-001                1,194,070.97
        3303 001                                     1,181,820.77               917-503                  644,152.99
        3323 003                                     1,162,123.59              1004-503                   77,559.49
                                                                               1048-501                  896,884.04
                                                                               1049-504                  644,152.99
                                                                               1050-504                   85,901.56
                                                    --------------                                -----------------
                                      Totals:       $6,846,789.65                                     $6,899,403.81

        (a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                     $6,899,403.81
        (b) ADCB OF POOL A AT CLOSING DATE                                                          $211,061,551.13
        (c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                      3.27%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
(a) Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
(b) Total discounted Contract Balance of Substitute Receivables                                                                $0.00
(c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES               NO   X
                                                                                ---               ------


        Pool B

                                                                                                   Predecessor
                                                      Discounted               Predecessor         Discounted
        Lease #       Lessee Name                     Present Value            Lease #             Present Value
        -------       -------------                 ---------------            -----------        ----------------
                          NONE

                                                    --------------                                -----------------
                                      Totals:                $0.00                                            $0.00

        (a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                             $0.00
        (b) ADCB OF POOL B AT CLOSING DATE                                                           $59,182,173.57
        (c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                        0.00%

       *ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( > 180 DAYS), THE SERVICER
        HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
(a) Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
(b) Total discounted Contract Balance of Substitute Receivables                                                                $0.00
(c) If (a) > (c), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES               NO   X
                                                                                ---               ------

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 15, 2003


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        Pool A - Non-Performing

                                                                                                   Predecessor
                                                      Discounted               Predecessor         Discounted
        Lease #       Lessee Name                     Present Value            Lease #             Present Value
        -------       -------------                 ---------------            -----------        ----------------

        2841-001                                    $1,121,500.51              2207-001                 $551,274.29
        2004383-1                                     $512,828.61              2207-002               $1,160,782.50
        2005209-2                                     $252,655.70              2207-003                 $181,136.33
                      Cash                              $6,208.31
        2875-007                                    $1,629,015.55              2337-001               $1,215,773.70
        3024-003                                    $1,495,882.60              4283-401                 $286,487.54
                                                                               2314-002               $1,209,395.06
        3718-005                                    $1,711,481.42              1969-003               $1,251,411.72
                                                                               1954-002                 $221,077.49
                                                                               1954-003                  $74,796.06
                                                                               1095-501                 $209,827.19
                                                    --------------                                -----------------
                                      Totals:       $6,729,572.70                                     $6,361,961.88

        (a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                               6,361,961.88
        (b) ADCB OF POOL A AT CLOSING DATE                                                          $211,061,551.13
        (c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                      3.01%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
(a) Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
(b) Total discounted Contract Balance of Substitute Receivables                                                                $0.00
(c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES               NO   X
                                                                                ---               ------


        Pool B - General Contract Substitution Rights

                                                                                                   Predecessor
                                                      Discounted               Predecessor         Discounted
        Lease #       Lessee Name                     Present Value            Lease #             Present Value
        -------       -------------                 ---------------            -----------        ----------------

                      NONE
                                                    --------------                                -----------------
                                      Totals:                $0.00                                            $0.00

        (a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                         $0.00
        (b) ADCB OF POOL B AT CLOSING DATE                                                           $59,182,173.57
        (c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                      0.00%

       *ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER
        HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
(a) Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
(b) Total discounted Contract Balance of Substitute Receivables                                                                $0.00
(c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES               NO   X
                                                                                ---               ------

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 15, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1.       Aggregate Discounted Contract Balance

Contracts Delinquent > 90 days                                       Total Outstanding Contracts
This month                              1,065,896.61                 This Month                              50,925,998.75
1 Month Prior                             585,498.04                 1 Month Prior                           53,361,890.77
2 Months Prior                            479,129.40                 2 Months Prior                          58,675,631.01

Total                                   2,130,523.85                 Total                                  160,963,520.53


a) 3 Month Average                        710,174.62                 b) 3 Month Average                      53,654,506.84

c) a/b                                          1.32%

2.       Does Delinquency Condition Exist (1c > 6%)?                                      Yes                  No       X
                                                                                              ----------------    --------------

3.       Restarting Event Check

         A. A Delinquency Condition exists for current period?                            Yes                  No       X
                                                                                              ----------------    --------------
         B. An Indenture Event of Default has occurred and is then continuing?            Yes                  No
                                                                                              ----------------    --------------

4.       Has a Servicer Event of Default occurred?                                        Yes                  No
                                                                                              ----------------    --------------

5.       Amortization Event Check

         A. Is 1c > 8%?                                                                    Yes                  No       X
                                                                                               ----------------    --------------
         B. Bankruptcy, insolvency, reorganization; default/violation of any
            covenant or obligation not remedied within 90 days?                            Yes                  No
                                                                                               ----------------    --------------
         C. As of any Determination date, the sum of all defaulted contracts since
            the Closing date exceeds 6% of the ADCB on the Closing Date?                   Yes                  No       X
                                                                                               ----------------    --------------

6.       Aggregate Discounted Contract Balance at Closing Date                        Balance $270,243,724.70
                                                                                              ---------------
         Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                                                 TOTAL                      % OF TOTAL
                                                      A.D.C.B.                   A.D.C.B.                   A.D.C.B.
                                                      --------                   --------                   ----------
         30 Days Overdue                              6,008,929.69               50,925,998.75               11.799%
         60 Days Overdue                              1,609,132.28               50,925,998.75                3.160%
         90 Days Overdue                                529,192.82               50,925,998.75                1.039%
         120 Days Overdue                               536,703.49               50,925,998.75                1.054%
         150 Days Overdue                                     0.00               50,925,998.75                0.000%
         180 Days Overdue                                     0.00               50,925,998.75                0.000%

                            DVI RECEIVABLES X 1999-2
                                 FUNDS TRANSFER
                    FOR THE PAYMENT DATE SEPTEMBER 15, 2003

Please transfer the following funds from DVI Collection A # 33-37592-0
            To the Distribution Account                                                        2,204,925.77
                                                                                               ------------

Please transfer the following funds from DVI Collection B # 33-37592-1                           631,022.97
                                                                                               ------------
            To the Distribution Account

Please transfer the following funds from SPG Collection A # 33-37592-2                           100,998.39
                                                                                               ------------
            To the Distribution Account